                                                                 EXHIBIT 10.17.3
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
February 23, 1999, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST
                                     -------
AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and
                                                                 -----
the several financial institutions party to the Credit Agreement (collectively, the "Banks").
     -----

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of November 24, 1997, and amended on April 10, 1998, and September 30, 1998 (collectively, the "Credit Agreement") pursuant to which the Banks have extended
                    ----------------
certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a)  The definition of "Applicable Offshore Rate Margin" in Section
1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Applicable Offshore Rate Margin" means
           -------------------------------

               (i) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Parent's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .40%; and

               (ii) at all times that clause (i) is not applicable, the percentage determined as set forth below:

                    (A) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.25:1 for the most recently concluded fiscal quarter, 1.0%;

                    (B) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.00:1, but not higher than 2.25:1, for the most recently concluded fiscal quarter, 1.25%;

                    (C) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.75:1, but not higher than 2.00:1, for the most recently concluded fiscal quarter, 1.5%;

                    (D) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.50:1, but not higher than 1.75:1, for the most recently concluded fiscal quarter, 1.75%;

                    (E) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.50:1 or lower for the most recently concluded fiscal quarter, 2.0%;

                    (F) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D) or (E) above shall become applicable), 2.0%.

          (b)  The definition of "Commercial Letter of Credit Fee" in Section
1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Commercial Letter of Credit Fee" means
           -------------------------------

               (i) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Company's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .125%; and

               (ii) at all times that clause (i) is not applicable, commencing on the fifteenth day following the day the Company is first required to deliver financial statements to Banks and Agent under Section 7.01(a) or (b), the percentage determined as set forth below:


                    (A) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.0:1 for the most recently concluded fiscal quarter, .20%;

                    (B) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.75:1, but not higher than 2.0:1, for the most recently concluded fiscal quarter, .30%;

                    (C) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.50:1, but not higher than 1.75:1, for the most recently concluded fiscal quarter, .40%;

                    (D) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.50:1 or lower for the most recently concluded fiscal quarter, .50%;

                    (E) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D), or (E) above shall become applicable), .50%.


          (c) The definition of "Standby Letter of Credit Fee" in Section 1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Standby Letter of Credit Fee" means
           ----------------------------

               (i) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Company's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .40%; and

               (ii) at all times that clause (i) is not applicable, commencing on the fifteenth day following the day the Company is first required to deliver financial statements to Banks and Agent under Section 7.01(a) or (b), the percentage determined as set forth below:


                    (A) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.25:1 for the most recently concluded fiscal quarter, 1.0%;

                    (B) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.00:1, but not higher than 2.25:1, for the most recently concluded fiscal quarter, 1.25%;

                    (C) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.75:1, but not higher than 2.00:1, for the most recently concluded fiscal quarter, 1.5%;

                    (D) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage

               Ratio which is higher than 1.50:1, but not higher than 1.75:1 for the most recently concluded fiscal quarter, 1.75%;

                    (E) on and after the fifteenth day following receipt by Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.50:1 or lower for the most recently concluded fiscal quarter, 2.0%;

                    (F) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D), or (E) above shall become applicable), 2.0%.

          (d) Schedule 2.01 is hereby amended and restated in its entirety as set forth in Revised Schedule 2.01 attached hereto. All references in the Credit Agreement to "Schedule 2.01" shall be deemed to refer to Revised Schedule
2.01 attached hereto, and each Bank's Commitment and Pro Rata Share shall be determined in accordance with Revised Schedule 2.01.

          (e) The second sentence of Section 2.10(b) is deleted and the following is substituted in its place:

          The commitment fee shall be calculated as indicated below:

                    (i) If, as of the last Business Day of the calendar quarter for which the commitment fee is calculated, the Parent has received a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, the commitment fee shall be calculated at the rate of .125% per annum; and

                    (ii) At all times that clause (i) is not applicable, the commitment fee shall be calculated in accordance with this clause
               (ii). If, as of the last Business Day of the calendar quarter for which the commitment fee is calculated, the Company's Fixed Charge Coverage Ratio as of the most recent fiscal quarter for which the financial statements required under Section 7.01(a) and
               (b) have been delivered to Agent and Banks (and provided such financial statements have been delivered to Agent and Banks within the time periods set forth in Section 7.01(a) and (b) is:

                         (A) greater than 2.0:1.0, the commitment fee shall be calculated at the rate of .20%;

                         (B) greater than 1.75:1.0 but not exceeding 2.0:1.0, the commitment fee shall be calculated at the rate of .30%;

                         (C) greater than 1.50:1.0 but not exceeding 1.75:1.0, the commitment fee shall be calculated at the rate of .40%; or

                         (D) 1.50:1.0 or lower, the commitment fee shall be calculated at the rate of .50%.

          (f) The first sentence of Section 7.13(b) is amended to read as follows in its entirety:

               (b) achieve a Fixed Charge Coverage Ratio of at least the ratio indicated below as of the end of each fiscal quarter set forth below:

               Fiscal Quarters                     Ratio
               ---------------                    ------
               3rd Qtr 1997 - 2nd Qtr 1998      1.90 to 1.0

               3rd Qtr 1998                     1.75 to 1.0

               4th Qtr 1998 - 1st Qtr 1999      1.40 to 1.0

               2nd Qtr 1999 - 3rd Qtr 1999      1.50 to 1.0

               4th Qtr 1999                     1.75 to 1.0

               1st Qtr 2000 and thereafter      2.00 to 1.0

          (g) The first sentence of Section 7.13(c) is amended to read as follows in its entirety:

               (c) maintain current assets in excess of current liabilities by at least the amount indicated as of the end of each fiscal quarter set forth below:

               Fiscal Quarters                     Ratio
               ---------------                    ------
               3rd Qtr 1997 - 4th Qtr 1997      $45,000,000

               1st Qtr 1998                     $70,000,000

               2nd Qtr 1998 - 4th Qtr 1998      $85,000,000

               1st Qtr 1999                     $80,000,000

               2nd Qtr 1999 and thereafter      $90,000,000

          (h) The first sentence of Section 7.13(d) is amended to read as follows in its entirety:

               (d) maintain Tangible Net Worth at least equal to amounts indicated below for each period set forth below:

               Fiscal Quarters                    Amount
               ---------------                    ------

               3rd Qtr 1997  4th Qtr 1998         (i) 80% of Tangible Net Worth
                                                  as of June 28, 1997; plus (ii)
                                                  the sum of 75% of net income
                                                  after taxes (without
                                                  subtracting losses) earned in
                                                  each fiscal quarter commencing
                                                  after June 28, 1997, plus
                                                  (iii) the net proceeds from
                                                  any equity securities issued
                                                  after the date of this
                                                  Agreement.

               1st Qtr 1999 and thereafter        (i) $107,500,000; plus (ii)
                                                  the sum of 75% of net income
                                                  after taxes (without
                                                  subtracting losses) earned in
                                                  each fiscal quarter commencing
                                                  after April 3, 1999; plus
                                                  (iii) the net proceeds from
                                                  any equity securities issued
                                                  after the date of this
                                                  Agreement.

          (i) Section 8.04(d) is amended by the addition of the following clause to the end thereof:

               and further provided that the aggregate consideration paid for
                   ----------------
               all Acquisitions undertaken by the Parent and its Subsidiaries after February 23, 1999, does not exceed $5,000,000;

          (j) Section 8.05(f) is amended by substituting the amount "$5,000,000" for the amount "$10,000,000)."

          (k) Section 8.05(j) is amended by substituting the amount "$5,000,000" for the amount "$10,000,000)."

          (l) Section 8.05(k) is amended by the addition of the following clause to the end thereof:

               and further provided that no such Indebtedness shall be incurred
                   ----------------
               on or after February 23, 1999;

          (m)  The final clause of Section 8.05 beginning with the words

"provided that, without duplication" is amended by substituting the amount
---------
"$5,000,000" for the amount "$10,000,000."

          (n) Section 8.15 is amended by substituting the amount "$18,000,000" for the amount "$35,000,000" opposite Fiscal Year 1999.

     3.   Reduction of Commitments; Adjustment of Pro Rata Shares; Risk
          -------------------------------------------------------------
Participations.
--------------

          (a) Revised Schedule 2.01 attached hereto provides for a reduction of the aggregate amount of the Commitments as well as an adjustment of each Bank's Commitment and Pro Rata Share to occur on April 5, 1999, and July 5, 1999 (each a "Step-Down Date"). The Company hereby agrees that if, on each Step-Down Date,
   --------------
the Effective Amount of all Revolving Loans and L/C Obligations together would exceed the amount of the combined Commitments then in effect, the Company shall immediately prepay any outstanding Revolving Loans or Cash Collateralize outstanding Letters of Credit to the extent necessary to comply with the reduced amount of the combined Commitments.

          (b) On each Step-Down Date, each Bank whose Pro Rata Share has been increased (a "Purchasing Bank") hereby irrevocably and unconditionally agrees to
              ---------------
purchase from each Bank whose Pro Rata Share has been reduced (a "Selling
                                                                  -------
Bank"), a participation in outstanding Base Rate Loans such that, immediately following such purchase, the Pro Rata Share of each Bank in Base Rate Loans shall correspond to the adjusted Pro Rata Shares applicable on such Step-Down Date. In no event, however, shall any Bank be required to purchase a participation in Base Rate Loans if such purchase would cause the Effective Amount of the Revolving Loans of such Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations to exceed such Bank's Commitment. On the applicable Step-Down Date, each Purchasing Bank shall pay to the Agent for the account of the Selling Bank an amount equal to the Purchasing Bank's participation in outstanding Base Rate Loans. If any amount required to be paid to the Selling Bank by the Purchasing Bank pursuant to this Section 3(b) is not paid by 12:00 noon (San Francisco time) on the date such payment is due, then interest shall accrue on Purchasing Bank's obligation to make such payment, from the date due until Purchasing Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period.

          (c) On each Step-Down Date, each Purchasing Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to purchase from, each Selling Bank an undivided interest in Selling Bank's outstanding Offshore Rate Loans such that, immediately following such purchase, the Pro Rata Share of each Bank in Offshore Rate Loans shall correspond to the adjusted Pro Rata Shares applicable on such Step-Down Date. In no event, however, shall any Bank be required to purchase an undivided interest in Offshore Rate Loans if such purchase would cause the Effective Amount of the Revolving Loans of such Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations to exceed such Bank's Commitment. Each Purchasing Bank unconditionally and irrevocably agrees with each Selling Bank that, if any amount in respect of the principal, interest or fees owing to such Selling Bank with respect to the purchased Offshore Rate Loans is not paid on its due date, the Purchasing Bank shall promptly pay to the Agent for the account of the Selling Bank an amount equal to the Purchasing Bank's Pro Rata Share of such unpaid amount. The Purchasing Bank's obligation to make the payment referred to in the immediately preceding sentence shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which the Purchasing Bank or the Company or the Parent may have against any Selling Bank or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default, (iii) the occurrence of any Material Adverse Effect, or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any amount required to be paid to the Selling Bank by the Purchasing Bank pursuant to this
Section 3(c) is not paid by 12:00 noon (San Francisco time) on the date such payment is due, then interest shall accrue on Purchasing Bank's obligation to make such payment, from the date due until Purchasing Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent shall promptly give notice of the Company's failure to pay principal or interest of a purchased Offshore Rate Loan on its due date, but failure of the Agent to give any such notice on the due date or in sufficient time to enable Purchasing Bank to effect such payment on such due date shall not relieve Purchasing Bank from its obligations under this Section 3(c).

          (d) Each Selling Bank shall pay to each Purchasing Bank a risk participation fee with respect to Purchasing Bank's Pro Rata Share of the purchased Offshore Rate Loans for the period from the applicable Step-Down Date until the date of repayment of each such purchased Offshore Rate Loan. The risk participation fee shall be equal to 80% of the Applicable Offshore Rate Margin applicable to Purchasing Bank's Pro Rata Share of each such purchased Offshore Rate Loan. Such risk participation fee shall be paid to Purchasing Bank in arrears on the date the Agent receives payment of interest from the Company on the purchased Offshore Rate Loans. Each Selling Bank hereby authorizes the Agent to deduct from each interest payment made by the Company to the Agent with respect to the purchased Offshore Rate Loans an amount equal to the risk participation fee payable to Purchasing Bank pursuant to this Section 3(d) and to remit said fee to Purchasing Bank promptly following the Agent's receipt thereof.

          (e) Whenever, at any time after any Selling Bank has received from any Purchasing Bank the full amount owing by such Purchasing Bank pursuant to and in accordance with Section 3(c) in respect of any purchased Offshore Rate Loan, such Selling Bank receives any payment related to such purchased Offshore Rate Loan (whether directly from the Company or otherwise), or any payment of interest on account thereof, such Selling Bank will distribute to Purchasing Bank its Pro Rata Share thereof.

     4.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     5.  Effective Date.  This Amendment will become effective as of February
         --------------
23, 1999 (the "Effective Date"), provided that each of the following conditions
               --------------    --------
precedent is satisfied on or before March 1, 1999:

          (a) The Agent has received from the Company and each of Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

          (b) The Agent has received from the Company for the ratable benefit of the Banks the amount of Twenty-Five Thousand Dollars ($25,000), representing payment in full of a non-refundable amendment fee, which amount the Company hereby covenants to pay to the Agent for the benefit of the Banks on demand.

          (c) The Company has entered into an amendment with the holders of the Company's long term notes issued under that certain Note Purchase Agreement dated as of December 22, 1997, pursuant to which the terms, covenants and conditions applicable to such notes are amended in a manner reasonably acceptable to the Banks.

     6.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar, or any other circumstances in the future.

     7.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                    WEST MARINE FINANCE COMPANY, INC.

                                    By______________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as Agent

                                    By______________________________
                                      Gary Flieger
                                      Vice President


                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as a
                                    Bank and an Issuing Bank

                                    By______________________________
                                      Kenneth E. Jones
                                      Vice President

                                    NATIONSBANK OF TEXAS, NATIONAL
                                    ASSOCIATION, as a Bank and an
                                    Issuing Bank

                                    By______________________________
                                      James P. Johnson
                                      Managing Director


                                    FLEET NATIONAL BANK, as a Bank
                                    and an Issuing Bank

                                    By______________________________
                                      Linda McKee
                                      Vice President

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT
                      ------------------------------------

     Each of the undersigned Guarantors hereby (i) acknowledges and consents to the terms of and the execution, delivery and performance of the foregoing Third Amendment to Credit Agreement (the "Amendment") (without implying the need for
                                    ---------
any such acknowledgement or consent), and (ii) represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its respective Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforceability of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset, and that it is in compliance with all of its covenants contained therein. Each Guarantor further represents that the execution, delivery and performance by such Person of this Acknowledgement and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to its respective Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

     IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgement and Consent by its duly authorized officers as of this ______ day of ________________, 1999.

                                    WEST MARINE, INC., a Delaware
                                    corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    WEST MARINE PRODUCTS, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                                    E&B MARINE INC., a Delaware
                                    corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    E&B MARINE SUPPLY, INC., a
                                    Maryland corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    E&B MARINE SUPPLY, INC., a New
                                    Jersey corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    E&B MARINE SUPPLY (Florida),
                                    Inc., a Delaware corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                                    GOLDBERGS' MARINE DISTRIBUTORS,
                                    INC., a Delaware corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                                    JAMES BLISS & CO., INC.,
                                    a Massachusetts corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    SEA RANGER MARINE INC., a
                                    Delaware corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    KRISTA CORPORATION, a Delaware
                                    corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    CENTRAL MARINE SUPPLY, INC., a
                                    New Jersey corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                                    WEST MARINE LBC, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    WEST MARINE IHC I, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    WEST MARINE IHC II, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    E&B MARINE LBC, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                                    E&B MARINE IHC I, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    E&B MARINE IHC II, INC., a
                                    California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    W MARINE MANAGEMENT COMPANY,
                                    INC., a California corporation

                                    By____________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer

                             REVISED SCHEDULE 2.01
                             ---------------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------


From the Closing Date until and including April 4, 1999, the Commitment and Pro
-------------------------------------------------------------------------------
Rata Share of each Bank shall be the amounts set forth below:
-------------------------------------------------------------

                                                   Pro Rata
     Bank                     Commitment           Share
     ----                     ----------           -----


Bank of America National
Trust and Savings
Association                   $ 40,000,000         44.444444444%


NationsBank of Texas,
National Association          $ 35,000,000         38.888888889%


Fleet National Bank           $ 15,000,000         16.666666667%


          TOTAL               $ 90,000,000        100.000000000%



From April 5, 1999, until and including July 4, 1999, the Commitment and Pro
----------------------------------------------------------------------------
Rata Share of each Bank shall be the amounts set forth below:
-------------------------------------------------------------

                                                   Pro Rata
     Bank                     Commitment           Share
     ----                     ----------           -----

Bank of America National
Trust and Savings
Association                   $ 40,000,000         53.333333333%


NationsBank of Texas,
National Association          $ 25,000,000         33.333333333%


Fleet National Bank           $ 10,000,000         13.333333333%


          TOTAL               $ 75,000,000        100.000000000%

                         REVISED SCHEDULE 2.01 (con't)
                         ---------------------


From July 5, 1999 and thereafter, the Commitment and Pro Rata Share of each Bank
--------------------------------------------------------------------------------
shall be the amounts set forth below:
-------------------------------------

                                                   Pro Rata
     Bank                     Commitment           Share
     ----                     ----------           -----

Bank of America National
Trust and Savings
Association                   $ 40,000,000         80.000000000%


NationsBank of Texas,
National Association          $    -0-                        0%


Fleet National Bank           $ 10,000,000          20.000000000%


          TOTAL               $ 50,000,000         100.000000000%